FIRST AMENDMENT TO THE
                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
                           2003 Equity Incentive Plan

                  This First Amendment (the "Amendment") to the Integra LifeSciences Holdings Corporation 2003 Equity Incentive Plan (the "Plan"), which was approved by the Board of Directors of Integra LifeSciences Holdings Corporation (the "Company") on February 22, 2005 and made effective as of May 17, 2005, amends the Plan as follows:

     1. The first sentence of Section 5 is hereby amended to read in its entirety as follows:

        "The aggregate number of Shares that may be delivered under the Plan is 4,000,000."

     2. Section 2(g) is hereby amended to read in its entirety as follows:

        "Committee" shall mean the Company's Compensation Committee of the Board, which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and serve at the pleasure of, the Board (taking into consideration the rules under section 16(b) of the Exchange Act and the requirements of section 162(m) of the Code)."

        IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Company, has caused this First Amendment to be executed on this 17th day of May, 2005.


                                      INTEGRA LIFESCIENCES HOLDINGS CORPORATION



                                     By:   /s/ Stuart M. Essig
                                           ----------------------------
                                   Name:   Stuart M. Essig
                                  Title:   President and Chief Executive Officer